SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) February 2, 1998
                                                          (January 29, 1998)


                       MCI COMMUNICATIONS CORPORATION
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                    0-6457            52-0886267
     --------------           ----------------       -------------
     (State or other             (Commission         (IRS Employer
     jurisdiction of             File Number)        Identification No.)
     incorporation)



           1801 Pennsylvania Avenue, N.W., Washington, D.C. 20006
           ------------------------------------------------------
                  (Address of Principal Executive Offices)

     Registrant's telephone number, including area code (202) 872-1600.




















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                                     PAGE 2


Item 7. Exhibits.


Exhibit No.                                  Description
-----------                           -----------------------

   99(a)                      1997  Earnings   Release  of  MCI   Communications
                              Corporation dated January 29, 1998.

   99(b) Supplemental financial information provided as attachments to the 1997 Earnings Release.


Forward-looking Statements May Prove Inaccurate

MCI has made certain forward-looking statements in this Current Report on Form 8-K that are subject to risks and uncertainties. Forward-looking statements include information concerning the possible future results of operations of the company, its long-distance telecommunication services business, its investments in ventures and developing markets ("VDM") businesses, the possible future results of operations of the company and MCI WorldCom, Inc. ("MCI/WorldCom") after the merger (the "Merger") of MCI with and into TC Investments Corp., a wholly-owned subsidiary of WorldCom, Inc., and statements of information preceded by, followed by or that include the words "estimates", "expects", or similar expressions. For those statements, the company claims the protection of safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The reader is cautioned that important factors such as the following could affect the future results of the company, its long distance telecommunication services and VDM businesses and the company and MCI/WorldCom after the Merger and could cause those results to differ materially from those expressed in the forward-looking statements: material adverse changes in the economic conditions in the markets served by the company and MCI/WorldCom; a significant delay in the expected closing of the Merger; future regulatory actions and conditions in MCI's and MCI/WorldCom's operating areas, including the ability of the company to obtain local facilities at competitive rates; the ability of the company to pass on to its customers certain surcharges imposed by the Federal Communications Commission; and competition from others in the U.S. and international long-distance markets, including the entry of the RBOC's and other companies into the long-distance markets in the U.S.







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                                     PAGE 3


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   MCI COMMUNICATIONS CORPORATION

                                    /s/ Edward G. Freitag
                                   ------------------------------
                                    Edward G. Freitag
                                    Assistant Secretary

Date: February 2, 1998











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                                  EXHIBIT INDEX


Exhibit No.                                   Description
-----------                             -----------------------

   99(a) 1997 Earnings Release of MCI Communications Corporation dated January 29, 1998.


   99(b) Supplemental financial information provided as attachments to the 1997 Earnings Release.